JOHN HANCOCK FUNDS II

SUPPLEMENT TO THE

CLASS NAV, CLASS 1 AND CLASS 3 SHARES PROSPECTUSES

DATED OCTOBER 17, 2005

Blue Chip Growth, Equity-Income, Health Sciences, Real Estate Equity, Science & Technology, Small Company Value and Spectrum Income Funds

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has voluntarily agreed to waive a portion of its fee as subadviser for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Real Estate Equity Fund, Science & Technology Fund, Small Company Value Fund and Spectrum Income Fund. This waiver is based on the combined average daily net assets of these funds and the following portfolios of John Hancock Trust: Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust and Spectrum Income Trust (collectively, the “T. Rowe Funds”).

The percentage of fee reduction is as follows:

Combined Average Daily Net Assets of the T. Rowe Funds	Fee Reduction
(As a Percentage of the Subadvisory Fee)
First $750 million	0.00%
Over $750 million	5.00%

Effective November 1, 2006, the percentage reduction will be as follows:

Combined Average Daily Net Assets of the T. Rowe Funds	Fee Reduction
(As a Percentage of the Subadvisory Fee)
First $750 million	0.00%
Next $750 million	5.00%
Excess over $1.5 billion	10.00%

John Hancock Investment Management Services, LLC (the “Adviser”) has also voluntarily agreed to reduce the advisory fee for each T. Rowe Fund by the amount that the subadvisory fee is reduced. The voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser.

JHIIPS	May 25, 2006